UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2014

NORTHWEST BIOTHERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-33393	94-3306718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

4800 Montgomery Lane, Suite 800, Bethesda, Maryland		20814
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(240) 497-9024

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On January 17, 2014, Northwest Biotherapeutics, Inc. (the “Company”) entered into the following agreements (collectively, the “Cognate Agreements” or the “Agreements”) with Cognate BioServices, Inc. (“Cognate”), a contract manufacturing and services organization, for manufacturing and related services for our DCVax® products:

•	a DCVax®-L Manufacturing and Services Agreement;
•	a DCVax®-Direct Manufacturing and Services Agreement;
•	an Ancillary Services Agreement; and
•	a Manufacturing Expansion Services Agreement.

The Company previously announced its plans to enter into these Agreements, and certain key terms for the Agreements, in July 2013, and in the Company’s periodic and other filings with the Securities and Exchange Commission during the rest of 2013. However, due to other contractual obligations with third parties, the Company was not able to proceed with these Agreements until after January 10, 2014.

Together, these Agreements provide for substantial expansion of manufacturing capacity for the Company’s programs, in multiple regions, as well as development of the necessary systems and logistics, and other near-term and long-term preparations, for large scale scale-up of the Company’s programs.

The Company also entered into a Lock-Up Agreement with Cognate on January 17, 2014, under which certain shares of the Company’s stock issued to Cognate under the Agreements will be subject to a lock-up for up to thirty (30) months, as described below.

The DCVax®-L Manufacturing and Services Agreement replaces the prior manufacturing services agreement, dated April 1, 2011 (the “Prior Services Agreement”), between the Company and Cognate, and provides for manufacturing of DCVax®-L products for various cancers, including brain cancer, and related services. Throughout 2013, the Company requested that Cognate provide, and Cognate did provide, manufacturing services for substantially larger numbers of product lots of DCVax®-L (and substantially larger numbers of tumor tissue collections and leukapheresis collections) than the Company had contracted for under the Prior Services Agreement, including by extending production operations through the nights and weekends at the Company’s request, although the Company had not contracted for such extended production.

Cognate also reached and completed several key milestones in the DCVax®-L program, including in regard to expansion of manufacturing capacity in Germany, multi-country regulatory and institutional approvals for clinical distribution of DCVax®-L, site arrangements for substantial expansion of the clinical program, both the operational aspects and regulatory requirements (including certifications) for approval and launch of the Phase III trial in the U.K. and Germany, and others.

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In return for the services provided by Cognate during 2013 in excess of the services that the Company had contracted for under the Prior Services Agreement, and in return for the completion of milestones by Cognate, and to cover the initiation of substantially expanded DCVax®-L manufacturing services following execution of the DCVax®-L Manufacturing and Services Agreement, the Company will make a Milestone and Initiation Payment. Such payment is comprised of 1,020,273 shares of common stock of the Company and a warrant to purchase 486,802 shares of common stock of the Company. The warrants are exercisable at $4.00 per share, and have an exercise period of five years from issuance.

The DCVax®-L Manufacturing and Services Agreement provides for substantial expansion of the manufacturing capacity and services dedicated to the Company’s DCVax®-L products along with expansion of the Company’s DCVax®-L program. This includes a substantial increase in the dedicated facilities and the number of production lots per month. The payment structure will remain the same as under the Prior Services Agreement, with payment of capacity fees for the amount of dedicated production capacity elected by the Company, and product lot production fees. The Company will elect the amounts of manufacturing capacity it wishes to obtain, specifying the minimum and maximum numbers of product lots per month. The Company will pay corresponding monthly capacity fees and product lot production fees (each subject to a minimum amount).

If the Company desires to start up, change or shut down a DCVax®-L program or facility, Cognate will prepare budgets for the capital expenditures required, in each case subject to the Company’s approval, and the Company will pay the approved budget amounts. If the Company elects to shut down, suspend or incur substantial delay in a DCVax®-L program in whole or in part, the Company will pay fees to cover costs associated with such a shutdown, suspension or substantial delay, the amount of which will depend on the stage of the program at the time of such shutdown, suspension or substantial delay. The prior shut-down, suspension or delay fee relating to our Glioblastoma multiforme (GBM) brain cancer clinical trial, which, as the Company previously reported, Cognate was entitled to receive under the prior manufacturing services agreement, is carried over to and incorporated in the DCVax®-L Manufacturing and Services Agreement.

The DCVax®-Direct Manufacturing and Services Agreement covers the manufacturing and related services for the DCVax-Direct program, which have been provided for well over a year. Throughout 2013, the Company requested that Cognate provide, and Cognate did provide, manufacturing services for DCVax®-Direct products prior to and in anticipation of execution of the DCVax®-Direct Manufacturing Services Agreement. Cognate also completed a number of significant milestones in the DCVax®-Direct program. Cognate completed certain pre-clinical development work both as to the DCVax®-Direct product and ingredients, and as to the DCVax®-Direct production system and methods. Cognate prepared and submitted product related regulatory filings and undertook regulatory compliance for the product aspects of DCVax-Direct, and launched the clinical trial manufacturing.

The DCVax®-Direct Manufacturing and Services Agreement provides for these services to continue and to expand substantially along with expansion of the Company’s DCVax®-Direct program. In return for the services provided by Cognate during 2013, and the completion of milestones by Cognate, and to cover the initiation of substantially expanded DCVax®-Direct manufacturing services following execution of the DCVax®-Direct Manufacturing and Services Agreement, the Company will make a Milestone and Initiation Payment. Such payment is comprised of 1,683,451 shares of common stock of the Company and a warrant to purchase 803,224 shares of common stock of the Company. The warrants are exercisable at $4.00 per share, and have an exercise period of five years from issuance.

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The DCVax®-Direct Manufacturing and Services Agreement provides for substantial expansion of the manufacturing capacity and services dedicated to the Company’s DCVax®-Direct products, above the levels in 2013 prior to this Agreement. This includes a substantial increase in the dedicated facilities and the number of production lots per month. The Company will elect the amounts of DCVax®-Direct manufacturing capacity it wishes to obtain, specifying the minimum and maximum numbers of product lots per month. The Company will pay corresponding monthly capacity fees and product lot production fees (each subject to a minimum amount).

If the Company desires to start up, change or shut down a DCVax®-Direct program or facility, Cognate will prepare budgets for the capital expenditures required, in each case subject to the Company’s approval. If the Company elects to shut down, suspend or incur substantial delay in a DCVax®-Direct program in whole or in part, the Company will pay fees to cover costs associated with such a shutdown or suspension, the amount of which will depend on the stage of the program at the time of such shutdown, suspension or substantial delay.

The Ancillary Services Agreement provides for other categories of services that will be needed on an expanded scale for clinical programs, compassionate use and other early access or expanded access programs, and eventual commercialization. The Agreement will include cryopreservation and storage services, clinical and commercial support services; supplier sourcing, validation and monitoring; shipping, distribution and logistics; scheduling system and other software design and development; recordkeeping; product and process validations services; a quality agreement for quality control and quality assurance; and such other services as may be necessary.

Throughout 2013, the Company requested that Cognate provide, and Cognate did provide, ancillary services for the Company’s DCVax® programs. Cognate began developing new systems for manufacturing and clinical scheduling, began the preparatory work for product and process validations, began developing enhanced logistics arrangements, and other services.

The Company has requested that Cognate accelerate and expand these services pursuant to the Ancillary Services Agreement, in order for such services to potentially be able to be used for compassionate use and/or other early access or expanded access programs, in addition to clinical programs and eventual commercialization. The Ancillary Services Agreement is structured as a framework agreement: it provides for certain general payment principles, and the specific services and specific payment terms will be set forth in work orders that will be attached as exhibits and incorporated into the Agreement on an ongoing basis during the term of the Agreement.

In return for the services provided by Cognate during 2013, and the completion of milestones by Cognate, and to cover the initiation of a broad scope of Ancillary Services on an accelerated basis, the Company will make a Milestone and Initiation Payment. Such payment is comprised of 1,326,355 shares of common stock of the Company and a warrant to purchase 632,843 shares of the common stock of the Company. The warrants are exercisable at $4.00 per share, and have an exercise period of five years from issuance and a cashless exercise provision.

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The Manufacturing Expansion Services Agreement covers services associated with designing and developing new or expanded manufacturing capacity or facilities dedicated to the Company’s DCVax products, preparing the regulatory submissions, and obtaining and maintaining applicable certifications. Cognate provided such services throughout 2013, including in regard to negotiation and development of expansion of existing manufacturing in Germany, development of plans for further large-scale expansion of European manufacturing, evaluation of the operational, financial and regulatory aspects in three European countries for new manufacturing capacity and in Israel for expanded and upgraded manufacturing capacity, and an intensive planning and development process in the U.K.

Under the Manufacturing Expansion Services Agreement, Cognate will expand these services to identify, select, develop, obtain regulatory approvals for, and put into operation new and expanded manufacturing capacity for the Company’s DCVax Products. Cognate will provide these services in Europe, North America, Israel and other regions, and will do so in compliance with applicable regulatory requirements.

In return for the services provided by Cognate during 2013, and to cover the initiation of a broad scope of Manufacturing Expansion Services on an accelerated basis, the Company will make a Milestone and Initiation Payment. Such payment is comprised of 1,071,287 shares of common stock of the Company and a warrant to purchase 511,142 shares of the common stock of the Company. The warrants are exercisable at $4.00 per share, and have an exercise period of five years from issuance and a cashless exercise provision.

The Manufacturing Expansion Services Agreement is structured as a framework agreement. The Agreement provides for certain general payment principles, and the specific services and specific payment terms will be set forth in sub-agreements or work orders that will be attached as exhibits and incorporated into the Agreement on an ongoing basis during the term of the Agreement.

As previously planned and reported by the Company, beginning in August 2013 and thereafter, at least half of all invoices during the first eighteen (18) months will be paid in shares of the Company’s common stock and warrants, with the remaining portions paid in cash, under each of the four Cognate Agreements (DCVax-L Manufacturing Services Agreement, DCVax-Direct Manufacturing Services Agreement, Ancillary Services Agreement and Manufacturing Expansion Services Agreement). The conversion price during this period will be $4.00 per share, with fifty percent warrant coverage, subject to the most favored nation treatment as described below. The conversion price for any conversions after this 18-month period will be jointly determined by the Company and Cognate, based upon market factors.

The amounts paid by the Company in shares and warrants under each of the Cognate Agreements, will be subject to adjustment on a most favored nation basis relative to the terms provided by the Company to any other investor or creditor during the term of such Agreement, so that the terms of all securities issued or issuable under the agreements will have terms no less favorable to Cognate than the terms of any securities issued or issuable to any other investor or creditor during the term of the respective Agreement, including not only the price and terms of securities issued but also additional securities, rights and/or benefits to the investor or creditor (including warrants, rights of first refusal, pre-emptive rights, and/or other securities, rights or benefits).

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The common stock issued by the Company for payments under each of these Agreements may be unregistered and Cognate has “piggyback” registration rights with respect to all of the common shares and shares underlying the warrants as well as all other Company shares and securities owned by Cognate and its affiliates. The Company will use commercially reasonable efforts to complete the registration of such unregistered shares by the earlier of six months after the effective date of the Agreements or six months after issuance during the term of the respective Agreement.

The term of each Agreement runs until the later of seven years from its Effective Date or five years after the first commercial sales of the respective DCVax® products being developed under the respective agreement pursuant to a biologics license application or marketing authorization (not a compassionate use, hospital exemption or other early access or expanded access authorization), unless terminated earlier. During only the first eighteen (18) months of the Agreement term, at least fifty percent (50%) of the invoices will be paid in stock and the rest in cash, as described above. Either party may terminate each of the agreements in the event of a material breach (but only in the event of such material breach) by the other party which remains uncured after notice of such breach for a period of 30 days in the case of a monetary breach, or a period of 120 days in the case of a non-monetary breach that is material to the agreement taken as a whole.

Each of the Agreements includes indemnification of Cognate by the Company for claims, losses and damages arising in connection with the Agreement and the activities thereunder, including indemnification with respect to any use of the DCVax Products and indemnification for any adverse tax consequences to Cognate due to delayed payment, delayed conversions and/or delayed issuances by the Company.

The Company also entered into a Lock-Up Agreement with Cognate on January 17, 2014, under which Cognate agreed to have all of the shares that are issued as part of the Milestone and Initiation Payments in the Cognate Agreements (collectively, the “Lock-Up Shares”) locked up for up to thirty (30 months), in return for fifteen percent (15%) warrant coverage for each 6-month period of lock-up, on the same terms as the warrants in the Cognate Agreements. During the lock-up, the Lock-Up Shares may not be sold or traded on the market. These lock-up terms are subject to the same most favored nation treatment as provided in the Cognate Agreements as described above. The Company also agreed to extend the exercise period of all current and past warrants held by or on behalf of Cognate for three (3) additional years from their existing expiration dates.

The description of the Cognate Agreements provided above is qualified in its entirety by reference to the full and complete terms contained in the Cognate Agreements, which will be filed as exhibits to the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

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Item 3.02. Unregistered Sales of Equity Securities.

In connection with the entry into the Cognate Agreements discussed in Item 1.01 above, the Company made the following issuances to Cognate.

In return for the DCVax®-L Manufacturing Services provided by Cognate during 2013 in excess of the services that the Company had contracted for under the Prior Services Agreement, and in consideration for the completion of milestones by Cognate, and to cover the initiation of substantially expanded DCVax®-L manufacturing services following execution of the DCVax®-L Manufacturing and Services Agreement, the Company will make a Milestone and Initiation Payment. Such payment is comprised of 1,020,273 shares of common stock of the Company and a warrant to purchase 486,802 shares of common stock of the Company. The warrants are exercisable at $4.00 per share, and have an exercise period of five years from issuance.

In return for the DCVax®-Direct Manufacturing and Services provided by Cognate during 2013, and the completion of milestones by Cognate, and to cover the initiation of substantially expanded DCVax®-Direct manufacturing services following execution of the DCVax®-Direct Manufacturing and Services Agreement, the Company will make a Milestone and Initiation Payment. Such payment is comprised of 1,683,451 shares of common stock of the Company and a warrant to purchase 803,224 shares of common stock of the Company. The warrants are exercisable at $4.00 per share, and have an exercise period of five years from issuance.

In return for the Ancillary Services provided by Cognate during 2013, and the completion of milestones by Cognate, and to cover the initiation of a broad scope of Ancillary Services on an accelerated basis, the Company will make a Milestone and Initiation Payment. Such payment is comprised of 1,326,355 shares of common stock of the Company and a warrant to purchase 632,843 shares of the common stock of the Company. The warrants are exercisable at $4.00 per share, and have an exercise period of five years from issuance and a cashless exercise provision.

In return for the Manufacturing Expansion Services provided by Cognate during 2013, and to cover the initiation of a broad scope of Manufacturing Expansion Services on an accelerated basis, the Company will make a Milestone and Initiation Payment. Such payment is comprised of 1,071,287 shares of common stock of the Company and a warrant to purchase 511,142 shares of the common stock of the Company. The warrants are exercisable at $4.00 per share, and have an exercise period of five years from issuance and a cashless exercise provision.

The issuances were effected pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST BIOTHERAPEUTICS, INC.

Date: January 24, 2014	/s/ Linda Powers
Linda Powers, Chief Executive Officer and Chairman

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